Corporate Presentation June 2026

Confidential information, forward-looking statements, and third-party information This presentation (including any discussion that accompanies this presentation) contains highly confidential information regarding Odyssey Therapeutics, Inc. (the “Company,” “Odyssey,” “we,” or “us”) and its subsidiaries and may not be disclosed, copied, or distributed to any person other than the intended recipient, directly or indirectly, in whole or in part, without the Company’s prior written consent. This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements, including, but not limited to, statements regarding our business strategy; the future clinical development, efficacy, safety, and therapeutic potential of our product candidates; expectations regarding the initiation, design, and reporting of data from our preclinical studies and clinical trials; future financial results; anticipated manufacturing plans; expectations regarding regulatory approval of any of our product candidates; and plans for future operations or other characterizations of future events. In some cases, you can identify forward-looking statements through the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negatives of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are not guarantees of future performance and involve risks and uncertainties, some of which are beyond our control, and you are cautioned not to place undue reliance on any forward-looking statements. Among the factors that could cause actual results to differ materially from those suggested by forward-looking statements are: our current and future research and development activities and expenses; sufficiency of our capital resources; our anticipated regulatory activities and our ability to obtain regulatory approval for any of our product candidates; our ability to commercialize future products, if approved; our ability to enroll patients in clinical trials; possible safety and efficacy concerns; the timing and results of our preclinical studies and clinical trials; and risks facing our operations and intellectual property. Although the Company believes the information contained in this presentation related to the Company is accurate in all material respects, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the information contained in this presentation except to the extent required by law. The information contained in this presentation is provided for discussion purposes only as of the date hereof, and the Company undertakes no obligation to update or revise such information, including any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise, except to the extent required by law. Certain information contained in this presentation and statements made orally during this presentation may relate to or be based on studies, publications, estimates, projections, and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy, or completeness of any information obtained from third-party sources. Intellectual property This presentation contains references to our trademarks and service marks and to those belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation, including logos, artwork and other visual displays, may appear without the ® or TM symbols, but such references are not intended to indicate in any way that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and trade names. This presentation may also contain trademarks, service marks, and trade names of third parties, which are the property of their respective owners. We do not intend our use or display of other entities’ trade names, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity. Disclaimers

Despite Decades of New Therapies, Few Patients With Autoimmune Disease Have Durable Remission Patients need: Increased remissions and more treatable diseases Deep and durable disease-modifying responses Better safety and tolerability with reduced infection risk Anti-Inflammatory 1970s Steroid-Sparing 1990s Anti-TNFs 2000s Additional Cytokines and Biologics 2010s Multi-Specifics and Targeted Orals TODAY

Unlocking Durable Remissions by Targeting the Upstream Root of Disease Defined pathogenic triggers underlie inflammatory disease… … by converging on disease-specific signaling nodes… … initiating a broad cytokine and immune response… …causing tissue damage and disease Cytokines & chemokines Inflammatory cell recruitment / activation Inflammatory & fibrotic gene transcription Odyssey targets upstream immune nodes to overcome redundancy Bacteria / Viruses Danger signals Cytokines Damage to organs + others Standard of care largely target downstream responses Inflammatory diseases are driven by multiple cytokines so targeting any one of them has limited benefit

BOARD OF DIRECTORS Experienced Team and Organization to Maximize Success Gary Glick, Ph.D. Founder and CEO Tony Opipari, M.D., Ph.D. Interim Chief Medical Officer Joe McDonald, Ph.D. Chief Data Officer Natalie Dales, Ph.D. Research Operations Steve Soisson, Ph.D. Protein Therapeutics Bill Roush, Ph.D. Small Molecule Research Jeff Hermes, Ph.D. Enabling Sciences Luigi Franchi, M.D., Ph.D. Immunology Valerie Odegard, Ph.D. Tim Walbert Nia Tatsis, Ph.D. Jeff M. Leiden, M.D., Ph.D. Ian F. Smith R&D LEADERSHIP First-in-class targets Validated pathways and mechanisms of action Modality agnostic Strategy Experienced board and senior management Proven drug hunters Company builders successful from discovery through commercialization People Targeting large market I&I indications Multiple programs at development candidate stage or later Portfolio Lean and agile structure built for speed Phase 2 completion on home-grown program within 4.5 years Average time from program initiation to DC: 1–1.5 years Execution Efficient capital allocation with disciplined program prioritization Balance sheet of $464M as of March 31, 2026 (1) Capital (1) Pro-forma for net proceeds from IPO and concurrent private placement. Nan Li Paulina Hill, Ph.D. Ksenija Pavletic Shelley Chu, M.D., Ph.D. Carolyn Ng, Ph.D.

Pioneering Next Generation I&I Therapies to Redefine Standard of Care

INFLAMMATORY BOWEL DISEASE

Differentiated **first-in-class, oral, monotherapy** with positive safety profile

Potential **paradigm-changing combinations** to break the induction and maintenance therapeutic ceiling



OD-001
(RIPK2)
+ Vedolizumab (α4β7)
+ Rinvoq (JAK)

Current market: ***$25B*** **»** *Future market:* ***$40B***

B CELL-MEDIATED DISEASES

Potential **first-in-class**, oral therapy to block pathogenic B cells



OD-002
(SLC15A4)
Pathogenic B cells
Autoantibodies
Interferon
Cytokines/ Chemokines

Current market: ***$30B*** **»** *Future market:* ***$65B***

INFLAMMATORY AND AUTOIMMUNE DISEASES

Potential **first-in-class** protein agonist to induce stable regulatory T cells



OD-003
(TNFR2)
Regulatory T cells (Treg)
Effector T cells (Teff)

Current market: ***$100B***

Source: Evaluate Pharma.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients 6

Broad Therapeutic Pipeline for Diseases With Unmet Need

Target *Modality*	Indications	Discovery	IND-Enabling	Phase 1	Phase 2	Phase 3	Anticipated Upcoming Clinical Milestones
RIPK2, OD-001 *Small molecule*	*UC, CD*						**2H 2026:** Phase 2a monotherapy data update **2H 2027:** Phase 2a combination readout **2H 2027:** Phase 2b monotherapy readout
SLC15A4, OD-002 *Small molecule*	*CLE, nephropathies, and B cell-mediated diseases*						**2H 2026:** CTA filing **1H 2027:** Phase 1/2 initiation
TNFR2, OD-003 *Protein*	*AD, SLE, alopecia areata*						
TSLP/IL-33, OD-004 *Protein*	*Asthma, COPD*						

$464 million cash as of March 31, 2026, pro forma including net proceeds from IPO and concurrent private placement; expected runway into 2H 2028

Notes: UC = ulcerative colitis; CD = Crohn's disease; CLE = cutaneous lupus erythematosus; AD = atopic dermatitis; SLE = systemic lupus erythematosus; COPD = chronic obstructive pulmonary disease.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
7

2028 Data to Build a Potential RIPK2 IBD Franchise Expected by 2028 Monotherapy induction efficacy Break therapeutic ceiling through innate-adaptive combinations for induction Demonstrate potential of RIPK2-only monotherapy as next SoC maintenance therapy Note: * Trial initiation expected in 2H 2026; IBD = inflammatory bowel disease; AT = advanced therapy. 2027 Primary and secondary endpoints met: 27% clinical remission rate in moderate-to-severe UC patients with similar activity in AT-experienced patients March 2026 OD-001 (RIPK2) + Vedolizumab (⍺4β7)* + Rinvoq (JAK) Goal: Safe, well-tolerated, and efficacious oral therapy that blocks the initial step of inflammation in IBD with composition of matter IP to 2043

Oral RIPK2 Scaffolding Inhibitor: OD-001 Addressing a Root Cause of Inflammation in IBD Using a Novel Mechanism of Action Proof-of-Concept Achieved in Ulcerative Colitis Program Inception to Phase 2 Proof-of-Concept: 4.5 Years

IBD Is Driven by Innate Immune Cells Responding to Gut Bacteria Breakdown of the gut lining and exposure of innate immune cells to bacteria are a root cause of IBD Gut lumen Activated T cells T cells TNF IL-23 Activation of neutrophils continues breakdown of gut lining TL1A Th1 Th17 Innate immune cells (monocytes, dendritic cells, macrophages, and neutrophils) NOD1/2 RIPK2 JAK Bacteria Blood vessel Integrin Peptidoglycan (PGN) A component of all bacterial cell walls RIPK2 drives multiple cytokines, genes, and inflammatory pathways

miR-124 Even With Advanced Therapies, Durable Remission Rates for IBD Remain Low ~75% of patients fail to achieve clinical remission 45% of patients who achieve remission progress within five years (1,2) Sources: (1) Clin Gastroenterol Hepatol 2015;13(3):531; (2) World J Clin Cases 2024;12(10):1718; FDA drug labels; Clinicaltrials.gov; EMERALD-2, UEG 2025; ANTHEM-UC, UEG 2025; RELIEVE UCCD, ECCO 2025; ABTECT-1 and ABTECT-2, UEG 2025. TNF Integrin S1P1 JAK TL1A IL-23 0% 10% 20% 30% Efficacy ceiling of non-JAK orals Ulcerative colitis placebo-adjusted clinical remission rate Approved therapies targeting the adaptive immune system do not block the inflammatory response to bacteria driving disease and suffer a common resistance mechanism, innate immune activation Remission rates are ~50% lower in AT-experienced patients

We Believe RIPK2 Is a Validated and Ideal Target for Treating IBD

- **RIPK2 has low homology to other RIPK proteins and a distinct function in inflammatory signaling**
- **RIPK2 activity correlates with disease severity**
- **Gene polymorphisms that increase RIPK2 activation predispose individuals to IBD**
- **Inhibiting RIPK2:XIAP scaffolding blocks multiple proinflammatory cytokines**
- **RIPK2 involvement in IBD is recapitulated in animal models**
- **RIPK2 knock-out mice were developmentally normal and protected from IBD**

RIPK2 activation leads to scaffolding with XIAP and inflammatory signaling


PGN
NOD1/2
RIPK2
BIR2
XIAP
Active
RIPK2
Ub
Ub
Ub
XIAP
BIR2
TAK1
NF-κB
MAPK
Inflammatory cytokines

Sources: Inflamm Bowel Dis 2015;21(4):862; J Med Chem 2022;65(13):9312; J Med Chem 2019;62(14):6482; Proc Natl Acad Sci 2014;111(25):E2559; Am J Physiol 2021;321(5):G500; Commun Biol 2020;3(1):140; J Med Chem 2016;59(10):4867; Int Immunol 2019;31(10):669; United Eur Gastroenterol J 2023;12(1):103; Front Immunol 2019;10:419; EMBO 2018;37(17):e99372; Mol Cell 2018;69(4):551; Cell Rep 2018;22(6):1496.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients

12

Increased expression of RIPK2-dependent gene signature in UC and CD patient biopsies RIPK2 Is Activated in UC and Crohn’s Disease and Correlates With Severity Notes: *** = p ≤ 0.0001; GSVA = gene set variation analysis; GSVA cut-off for % of UC or CD patients with RIPK2 pathway activity is 0.46 or 0.42, respectively. Sources: EMBO J 2018;37(17):e99372; Sci Signal 2024;17(819):eabn1101; Gene expression datasets utilized = GSE193677. Relative intensity of RIPK2-Ub Non-IBD UC CD 12 10 8 6 4 2 0 *** *** Increased levels of activated (ubiquitinated) RIPK2 in patients with UC and CD

Effect on cytokine production from macrophages stimulated with PGN OD-001 Blocks Multiple Cytokines That are Validated IBD Drug Targets with Similar Effect in Samples from AT-Experienced or AT-Naïve Patients TNF IL-23 TL1A % Inhibition OD-001, nM 0.01 0.1 1 10 100 0 20 40 60 80 100 TNF naïve TNF resistant Effect on TNF produced by cells from TNF resistant and naïve patients stimulated with PGN Lamina propria mononuclear cells (LPMCs) were isolated from patient colon tissue % TNF Inhibition 0 20 40 60 80 100 OD-001, nM 0.01 0.1 1 10 100

OD-001 Has The Potential To Improve Outcomes By Overcoming Resistance to Standard of Care or Use as a Combination Partner Notes: GSVA = gene set variation analysis; NR = Non-Responder; gene expression datasets utilized = GSE73661; infliximab and vedolizumab datasets used inflamed mucosal tissue; *** = p < 0.001; **** = p <0.0001; n.s. = not significant. RIPK2 gene signature remains elevated in non-responders to approved therapies Pre-Treatment Post-Treatment Infliximab (anti-TNF) RIPK2 GSVA score -0.8 - -0.4 - 0 - 0.4 - 0.8 - Responders (n = 8) NR (n = 15) Healthy (n = 12) *** n.s. **** Vedolizumab (anti-integrin) Responders (n = 15) NR (n = 6) Healthy (n = 12) -0.8 - -0.4 - 0 - 0.4 - 0.8 - n.s. IL-6, ng/mL Unstimulated OD-001 TNF blocker Control **** **** **** **** **** **** Unstimulated OD-001 JAKi JAKi + OD-001 Control **** **** **** **** **** **** TNF blocker + OD-001 300 250 200 100 150 50 800 600 200 400 0 Murine LPMCs from DSS mice activated in vitro with PGN fragment, PMA, and ionomycin OD-001 is additive or synergistic when combined with approved therapies and reduced inflammatory cytokines to unstimulated levels

Phase 2a Monotherapy Trial Overview

Trial design [1]

- Enrolled patients with moderate-to-severe UC, modified Mayo Clinical score (MMCS) of 5–9; allowed up to 3 prior advanced therapies
- Both doses expected to be active based on Phase 1 ex vivo TNF release assay
- Features and strategies to minimize placebo effect:
  - Required endoscopic subscore (Mayo endoscopic score, MES) ≥ 2 and rectal bleeding subscore of ≥ 1
  - Centralized and blinded endoscopy reads
  - Limited concomitant steroid dose to maximum of 20 mg prednisone
  - Site and investigator selection; Odyssey team involved in all site initiations

Efficacy endpoints and powering

- Primary: 2-point change in 3-component MMCS at week 12
  - 90% power at the two-sided 5% significance level
- Secondary: ≥ 15% placebo-adjusted clinical remission rate at week 12 (comparison to historic placebo data of 10%)
  - 82% power at 10% significance level


Part 1
(n = 8)
OD-001, 10 mg BID
Part 2
(n = 45)
OD-001, 20 mg BID
Vedolizumab
300 mg
(week 12, 14, 18)
Vedolizumab
300 mg
Q8W
Day 1
OD-001 start
Week 12
OD-001 stop / Vedolizumab start
Week 26
Week 52

Notes: Based on results observed in part 1, an additional seven patients were enrolled and evaluated for efficacy in a 10 mg BID expansion group in 1Q 2026; (1) additional detail on the phase 1 or phase 2a trial is included in the final prospectus filed with the SEC in connection with our May 2026 initial public offering starting on page 120, which you can access here

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients

16

Enrolled Participant Characteristics Are Similar to Contemporary UC Trials

	OD-001	Obefazimod		MORF-057		Icotrokinra	Tulisokibart	Duvakitug	Afimkibart
Phase	Phase 2a	Phase 2b	Phase 3	Phase 2a	Phase 2b	Phase 2b	Phase 2	Phase 2b	Phase 2b
Age, mean	40	41	42	39	40	42	41	41	39
Sex, male	51%	59%	-	54%	55%	58%	53%	63%	60%
Advanced therapy experienced (1)	32%	49%	47%	40%	31%	43%	47%	39%	39%
Modified Mayo score (mean)	6.5	7.1	6.9	6.7	6.7	6.6	7.0	6.8	7.0 (median)
MES = 3	51%	71%	60%	49%	50%	59%	73%	56%	52%
Median fecal calprotectin, μg/g	1,785	1,647	1,666	2,043 (mean)	-	1,523	1,307	-	1,511
Mean duration of disease (years)	8	8	8	-	7	8	7	8	7
Concomitant corticosteroid use	21%	52%	40%	26%	39%	37%	55%	42%	42%

Lowest concomitant steroid use; minimizes placebo response

Notes: (1) Includes both approved advanced therapies and investigational agents; includes golimumab, etrasimod, ustekinumab, rosnilimab, MORF-057, PN-943, infliximab, icotrokinra, TYK2 inhibitor, adalimumab, and etrolizumab.
Sources: Lancet Gastroenterol Hepatol 2022;7(11):1024-1035; Abivax corporate presentation, March 2023; Abivax phase 3 topline readout, July 2025; Obefazimod UEG Week presentation, October 2025; Clin Gastroenterol Hepatol 2026;24(2):525-534; Morphic UEG Week presentation, October 2025; Icotrokinra UEG Week presentation, October 2025; Prometheus Biosciences corporate presentation, March 2023; Duvakitug phase 2 investor call, February 2025; Lancet Gastroenterol Hepatol 2025;10(10):882-895.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients 17

OD-001 Was Well Tolerated at 10 mg BID and 20 mg BID With a Promising Safety Profile Observed

Treatment-Emergent Adverse Events	Part 1: 10 mg BID, n = 8	Part 2: 20 mg BID, n = 45 [(1)]
Participants with any TEAE (n, %)	**2 (25%)**	**20 (44%)**
Severe (grade ≥ 3) TEAE	0	0
Drug-related TEAE	0	2 (4%)
Liver function abnormality identified as TEAE	0	0
TEAE leading to trial drug discontinuation [(1)]	0	0
SAE	0	0
Participants with any TEAE of special interest:		
Elevated body temperature that meets specific criteria	0	0
Elevated hsCRP that meets specific criteria	0	0
Serious infection	0	0
Participants with most common AEs:		
Fever	0	5 (11%)
Headache	0	4 (9%)

Disclaimer: Data presented are from ongoing studies, which will not be finalized until database lock. Thus, these data are subject to change prior to release of the clinical study report ("CSR").
Notes: (1) Three participants in part 2 discontinued treatment early (between weeks 1 and 3) for reasons unrelated to the trial drug. Total of 49 patients between part 1 and part 2 completed 12 weeks of induction treatment per protocol.
AE = adverse events; SAE = serious adverse events.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients

18

Trial Met Key Efficacy Endpoints, Including Clinical Remission

Met primary endpoint of change in MMCS from baseline in both parts and on a consolidated basis (-2.6, p < 0.001)

Efficacy across endpoints at week 12 (part 1 and 2 combined, n = 49)



% Patients
70%
60%
50%
40%
30%
20%
10%
0%
Regulatory endpoints
FDA
EMA co-primaries
Other endpoints
27%
10%
33%
15%
47%
18%
22%
10%
61%
37%
Clinical remission
Endoscopic improvement
Symptomatic remission
HEMI
62% of patients with clinical remission had HEMI
Clinical response
OD-001
Historic placebo (1)

Median fecal calprotectin by week 12 outcome



Fecal calprotectin, µg/g
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Clinical remission (n = 13)
Clinical response (n = 17)
No response (n = 18)
Screening
Week 12

Disclaimer: Data presented are from ongoing studies, which will not be finalized until database lock. Thus, these data are subject to change prior to release of the CSR. Future results may differ from those shown here.
Notes: OD-001 results are consolidated from both part 1 and part 2 and represent all patients who completed 12 weeks of treatment per protocol (n = 49). HEMI = MES of 0 or 1 and Geboes index score ≤ 3.1; MMCS statistical assessment includes all 49 patients who completed treatment with required patient-reported outcomes. (1) Historic placebo benchmarks are derived from contemporary post-PoC UC studies (2020–2025); benchmark rates and supporting datasets are as follows: clinical remission 10% (average from 11 trials; n = 3,012 total; 820 placebo-treated patients); endoscopic improvement 15% (average from 10 trials; n = 2,920 total; 789 placebo-treated patients); symptomatic remission 18% (average from 5 trials; n = 1,872; 517 placebo-treated patients); HEMI 10% (average from 8 trials; n = 2,565 total; 676 placebo-treated patients); clinical response 37% (average from 9 trials; n = 2,633 total; 726 placebo-treated patients). Internal assessment of historic placebo rate is supported by third-party publications assessing placebo rates using individual patient data (J Crohn's Colitis 2025;19(10):jjaf191).

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients
19

Clinical Remission Rates in AT-Experienced vs. AT-Naïve Patients


Advanced therapy naïve (n = 33)
% of patients in clinical remission
50%
40%
30%
20%
10%
0%
△=16
11%
27%
3%
31%
8%
24%
28%
46%
7%
37%
N.A.
43%
30%
29%
Historic placebo
OD-001
Obefazimod (Ph3, ABTECT-1)
Obefazimod (Ph3, ABTECT-2)
Duvakitug (Ph2b)
Rinvoq (Ph3, consolidated)
MORF-057 (Ph2a, EMERALD-1)
MORF-057 (Ph2b, EMERALD-2)
Placebo group
Treatment group


Advanced therapy experienced (n = 16)
4 clinical remissions and 1 additional endoscopic improvement
% of patients in clinical remission
50%
40%
30%
20%
10%
0%
△=22
3%
25%
1%
12%
5%
11%
7%
33%
1%
24%
N.A.
0%
13%
12%
Historic placebo
OD-001
Obefazimod (Ph3, ABTECT-1)
Obefazimod (Ph3, ABTECT-2)
Duvakitug (Ph2b)
Rinvoq (Ph3, consolidated)
MORF-057 (Ph2a, EMERALD-1)
MORF-057 (Ph2b, EMERALD-2)
Placebo group
Treatment group

Disclaimer: Data presented are from ongoing trial, which will not be finalized until database lock. Thus, these data are subject to change prior to release of the CSR. Future results may differ from those shown here.

Notes: OD-001 results are consolidated from both part 1 and part 2. In trials where multiple doses were tested, results reflect a weighted average, and historic placebo reflects the weighted average of the placebo rates from the trials indicated. Comparator trial dataset represents 1,458 AT-naïve and 1,254 AT-experienced patients treated with active agent or placebo. The MORF-057 phase 2a study did not include a placebo control. The results above do not represent head-to-head comparisons. OD-001 and a number of the comparators have not been approved and may never be approved by any regulatory authority. AT = advanced therapy.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
20

Disclaimer: Data presented are from ongoing studies, which will not be finalized until database lock. Thus, these data are subject to change prior to release of the CSR. Note: OD-001 results are consolidated from both part 1 and part 2. Rapid Onset of Action With Deepening of Response, Consistent with MoA Screening Clinical remission (n = 13) Clinical response (n = 17) Average rectal bleeding score Daily bleeding score 0 = “No blood seen” 1 = “Stool has streaks of blood” 2 = “Stool has more than just streaks of blood” 3 = “Blood alone passed” Week -3 Week -2 Week 0 Week 1 Week 3 Week 4 Week 6 Week 7 Week 9 Week 10 Week 11 Week 8 Week -1 Week 2 Week 5 0 0.5 1 1.5 2 Week of study Average rectal bleeding score over treatment

Week 1 Week 6 OD-001 start Patient Vignette A: Clinical Remission in AT-Experienced Patient Disclaimer: (1) While we believe the observations derived from this patient’s results are informative, the results depicted are preliminary results from a single patient and may not be replicated in other patients or predictive of outcomes in clinical trials for OD-001. Notes: (Left) Daily bleeding score: “no blood seen” = 0, "stool has streaks of blood” = 1, "stool has more than just streaks of blood” = 2, and "blood alone passed” = 3; (Right) JPG images of colon tissue samples stained with hematoxylin and eosin are non-validated conversions of raw data. 44-year-old Australian male with 13-year history of UC Previously treated with anti-TNF therapy No concomitant steroid use during study MES of 2 and MMCS of 6 at screening Clinical remission achieved by week 12 with MES of 0 (1) Histopathology showed evidence of mucosal healing Damaged epithelium Complete mucosal healing SCREENING WEEK 12 Neutrophil infiltrate 20 µm Daily bleeding score 3 2 1 0 Week 12 Blood in stool > 80% of days After two weeks on OD-001, bleeding only occurred once Pretreatment

OD-001 start OD-001 stop Vedolizumab start 55-year-old Canadian female with 5-year history of UC Patient was previously treated with anti-IL-23 and S1P1 MES of 2 and MMCS of 5 at screening Achieved clinical remission and histologic endoscopic mucosal improvement (HEMI) at week 12; worsening after OD-001 discontinuation with vedolizumab discontinued at week 18 and Rinvoq started (1) Patient Vignette B: Clinical Remission With OD-001 but Relapse on Vedolizumab Disclaimer: (1) While we believe the observations derived from this patient’s results are informative, the results depicted above are preliminary results from a single patient and may not be replicated in other patients or predictive of outcomes in clinical trials for OD-001. Note: PRO-2 score is comprised of a patient-reported rectal bleeding score and stool frequency score.

OD-001 Is the First Innate Immune-Targeted Therapy for IBD Efficacy is competitive with leading approved or investigational therapies Concordant efficacy measures across all endpoints, consistent with the mechanism of action for RIPK2 Strong efficacy in AT-experienced patients Innate immune cells (e.g., inflammatory monocytes) drive resistance to SoC therapies and these cells are targeted by OD-001 Trial utilized contemporary best practices to minimize placebo effects Potentially indication leading safety profile Potential for broad combination use based on orthogonal mechanism of action to existing SoC Patients, regardless of prior treatment history, are eligible for combination treatment with OD-001

Multiple Opportunities for OD-001 to Establish a Leading IBD Franchise

Current management

Conventional therapy

Orals: 5-ASA and methotrexate

Advanced therapy, ***including injectable biologics (e.g., TNF) and oral therapies (e.g., JAKi)***

Orals: RINVOQ upadacitinib; Velsipity (etrasimod) tablets

Injectables: HUMIRA adalimumab; Entyvio vedolizumab; Skyrizi risankizumab-rzaa; Tulisokibart

Combinations: RINVOQ upadacitinib; HUMIRA adalimumab; Entyvio vedolizumab; Skyrizi risankizumab-rzaa

Odyssey opportunity and development plan

~$3B Monotherapy

OD-001 for conventional patients

Potential to address 300k+ patients not treated with AT due to their efficacy, safety, and oral profiles

OD-001 for advanced therapy patients

1st-line monotherapy for AT-naïve and for use in AT-experienced patients

Expansion of addressable population in 2028 and beyond

$4B+ Combination induction

OD-001 combinations +

- **+ Vedolizumab** *(α4β7)*
- **+ Rinvoq** *(JAK)*

First innate + adaptive combination therapy; has the potential to safely break therapeutic ceiling (> 40-50%)

Phase 2a vedolizumab combination induction results expected in 2H 2027

$7B+ Combination induction with monotherapy maintenance

Combination induction » **OD-001 maintenance**

Preferred therapy for induction and maintenance

Phase 2b monotherapy induction expected in 2H 2027 and monotherapy maintenance results expected in 2028

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
25

Oral SLC15A4 Inhibitor: OD-002 Modulating B Cell Activity and Interferon Signaling IND-Enabling Studies Ongoing Program Inception to GLP Studies: 15 Months

RNA and DNA Signaling Pathways Converge on SLC15A4 to Activate IRF5, a Master Regulator of Autoimmune Responses

Extracellular RNA and DNA signal via TLR7/8/9…

… through SLC15A4 to activate IRF5…

… inducing pathogenic B cells and inflammatory cytokines…

…causing disease



Pathogenic / Autoimmune RNA
Pathogenic / Autoimmune DNA
TLR7
TLR8
TLR9
SLC15A4
IRF5
P
P
Age-Associated B cells produce cytokines and autoantibodies
Plasmablasts produce antibodies
Myeloid cells produce type I interferon and cytokines
SLE
Sjogren's
Myositis
Nephritis
Currently $30B+ market

*Targeting **SLC15A4** selectively blocks pathogenic IRF5 signaling without impacting other host defense functions*

Source: Evaluate Pharma.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients
27

SLC15A4 Development Candidate, OD-002, Observed to Address Multiple Aspects of Immune Cell-Mediated Autoimmune Pathogenesis

OD-002 is potent and selective with favorable druglike properties

Potency in vitro IC_{50} in human primary cells (e.g., TNF, IFN)	≤ 10 nM
Potency in vivo IFNα inhibition at 3 mg/kg; phenocopies SLC15A4 knockout	> 95%
Selectivity TLRs, STING, and SLC15A1/2/3	> 1,000x
Projected once-daily human dose Dose to maintain IC_{90}	18 mg
Tolerability margins from 2-week studies	> 60x
Intellectual property Composition of matter	2046

OD-002 reduced pathogenic B cell populations and autoantibody production



Age-associated B cells (ABC)
% ABC of B cells
0
1
2
3
4
5
****
Control
OD-002
Afimetoran
Anti-dsDNA autoantibodies
Absolute OD 450
0
0.5
1.0
1.5
2.0
****
Control
OD-002
Afimetoran

7–9-week-old lupus-prone mice were dosed for 3 weeks, and B cells (from spleen) and anti-dsDNA autoantibodies (from plasma) were analyzed; afimetoran is a TLR7/8 inhibitor currently in clinical development

Notes: **** = $p < 0.0001$.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients
28

Potential for CAR-T-Like Modulation of Pathogenic B Cells in a Pill

	CD19 and BCMA-targeted CAR-T therapy	OD-002
TARGET	Broad B cell depletion *Removes healthy and pathogenic B cells*	Targeted to B cells sustained by pathogenic RNA and DNA *Spares non-disease associated B cells*
EFFICACY	Patients with multiple autoimmune diseases have achieved disease remission *(SLE, myositis, MG)*	Potential for deep and durable remission across multiple indications
DURABILITY	B cells return ~110 days post-infusion *Following B cell reconstitution, relapse risk emerges* "Immune reset" hypothesis and re-treatment potential are unproven	Continuous but reversible pathway suppression *Daily oral dosing sustains suppression of pathogenic B cells* Persistent inhibition of expansion and activation by RNA and DNA
ACCESS & BURDEN	Autologous manufacturing • Inpatient *4–8-week lead time • $400–600k+ per cycle • Lymphodepletion required • Risk of CRS and hypogammaglobulinemia* Academic or hospital setting only	Oral small molecule • Outpatient *No manufacturing lead time • No hospitalization* *Small molecule COGS • Potential for improved tolerability and safety* Outpatient setting
POPULATION	< 5% of autoimmune patients *Restricted to most refractory cases* 5%	Designed for usage across treated patients *Expect few or no eligibility limitations* 100%

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
29

Phase 1/2a Trial Initiation Expected in 1H 2027 With Proof-of-Concept Expected in 2H 2028

Trial overview

- Phase 1: Randomized, double-blind, placebo-controlled SAD, MAD, and food effect cohorts in ~100 healthy participants
- Phase 2a: Basket trial design, planned to enroll cutaneous lupus erythematosus patients along with signal-seeking cohorts in other autoimmune diseases
  - CLE eligibility: Active CLE with CLASI-A score ≥ 8
  - Precedent for establishing PoC in CLE with < 50 patient studies based on experience with TLR7/8 antagonists

Endpoints

- Phase 1: Healthy participants
  - Safety, tolerability, and pharmacokinetics
- Phase 2a: Basket trial in patient cohorts
  - Change from baseline in CLASI-A scores; additional endpoints to be defined with indication selection
  - Pharmacodynamic readouts may include cytokines, immune cell phenotyping, and gene expression

Phase 1: Healthy participants

SAD: ~6 dose levels
MAD: ~4 dose levels
Food effect: ~1 dose level

Phase 2a: Patient groups

Small patient cohorts: 12-week treatment in CLE and 1–2 additional indications

1H 2027 — *2H 2027* — *2H 2028*

Note: CLASI-A = Cutaneous Lupus Erythematosus Disease Area and Severity Index score.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
30

TNFR2 Agonist: OD-003 Modulating Treg to Treat Autoimmune and Inflammatory Disease IND-Enabling Studies Ongoing

Treg Therapy Has Broad Therapeutic Potential in Large I&I Diseases

Atopic dermatitis	SLE	Alopecia areata	Vitiligo	Multiple sclerosis	Rheumatoid arthritis	Asthma

Correcting Treg dysregulation or increasing the number of Treg has the potential to be used across many inflammatory and autoimmune diseases

EFFECT 1:
Reduction in Teff cell proliferation and activity
Reduces direct tissue damage and immune activation



Treg
Teff
Stops
Teff cells

EFFECT 2:
Reduction of immune cell activity
Reduces production of proinflammatory cytokines, including IFNɣ, IL-4, IL-5, and IL-13



Treg
Th17
Th1
Th2
Stops
immune cells

EFFECT 3:
Repair of tissue-resident non-immune cells
Induces durable disease-modifying effects



Treg
Repairs lung,
skin, and
muscle cells

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
32

TNFR2 Agonism Is Next Evolution of Treg-Targeted Therapy

Expanding Treg number observed to be effective in multiple diseases

- Efficacy observed in atopic dermatitis (shown below), alopecia areata, and asthma



80
60
40
20
0
% EASI improvement
***
31%
61%
58%
53%
Placebo
24 μg/kg, Q2W
18 μg/kg, Q2W
24 μg/kg, Q4W
REZPEG

TNFR2 agonism can potentially address the shortcomings of IL-2

Criteria	IL-2	TNFR2
Expand Treg number	✓	✓
Enhance Treg immunosuppressive function and homing markers	✗	✓
Induce stable Treg phenotype	✗	✓
Initiate tissue repair program	✗	✓

TNFR2 agonism clinical PoC upcoming to unlock next stage of Treg therapy development

TRexBio — **TRB-061:** Phase 1b AD efficacy data expected in 1H 2027

NEKTAR — **NKTR-1065:** IND submission expected in 2027

ODYSSEY THERAPEUTICS — **OD-003:** IND-enabling studies ongoing

Note: *** p < 0.001.
Sources: Nektar corporate presentation, January 2026; TRexBio press releases, April 2026 and January 2026; clinicaltrials.gov.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved

In search of extraordinary for patients
33

Treg Therapy Has Potential to Transform Some of the Largest I&I Indications

Stage of validation

CLINICAL PoC	CLINICAL SIGNAL	TRANSLATIONAL EVIDENCE	MECHANISTIC EVIDENCE
$30B+ Dermatology	**~$25B Respiratory**	**$20B+ Neurology**	**~$25B IBD**
AD, alopecia areata, vitiligo	*Asthma*	*Multiple sclerosis*	*UC and CD*
• Rezpeg, IL-2 agonist, demonstrated efficacy in moderate-to-severe AD and alopecia areata	• Rezpeg-treated AD patients with self-reported asthma history showed improvement in asthma control questionnaire (ACQ-5) scores	• TNFR2 agonism reduces disease severity in EAE models (representative of human multiple sclerosis)	• Treg maintain intestinal immune tolerance and mucosal integrity; Treg dysregulation contributes to chronic inflammation

> $100B addressable opportunity today across autoimmune and inflammatory diseases linked to Treg dysfunction

Source: Evaluate Pharma.

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
34

Final Words

Significant Clinical Milestones Expected Through 2028

2026

- 2H: Initiation of OD-001 phase 2b monotherapy trial and phase 2a combination trial in UC
- 2H: File CTA for OD-002 (SLC15A4) program

2027

- 1H: Initiate OD-002 healthy participant dosing in Ph1/2 trial
- 2H: Complete OD-002 healthy participant dosing in Ph1/2 trial
- 2H: OD-001 phase 2a vedolizumab combination induction readout
- 2H: OD-001 phase 2b monotherapy induction readout

2028

- 2H: OD-002 phase 2a readouts in multiple indications
- 2H: First OD-001 maintenance readout

Copyright 2026 | Odyssey Therapeutics | All Rights Reserved
In search of extraordinary for patients
36

Appendix

Similar Activity Observed Across Efficacy Measures in Part 1 and Part 2 in Phase 2a Monotherapy Trial of OD-001 Disclaimer: Data presented are from ongoing studies, not finalized until database lock and, thus, are subject to change prior to release of the CSR. Future results may differ from those shown here. Note: Includes all patients who completed 12 weeks of treatment per protocol (n = 49). Part 1 and part 2 each met the primary endpoint of change in MMCS from baseline (-3.1, p = 0.004 and -2.5, p < 0.001, respectively) Part 1 (n = 8) Part 2 (n = 41) Clinical remission Endoscopic improvement Symptomatic remission Clinical response HEMI

Placebo Clinical Remission Rates Are Generally Similar Across Regions Source: Scaldaferri F, Seidler U, Treton X, et al. ECCO 2026; P1159. Eastern European patients (n = 479) Global patients (n = 1,272) n/N = 4/71 8/77 26/137 Western European patients (n = 285) n/N = 5/110 28/125 54/244 n/N = 14/317 56/319 132/636 Placebo 25 mg 50 mg Placebo 25 mg 50 mg Placebo 25 mg 50 mg Consolidated results from Abivax’s ABTECT-1 and ABTECT-2 phase 3 UC trials